UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

(a)

The Swiss Helvetia Fund, Inc. Executive Offices 615 East Michigan Street Milwaukee, WI 53202 (212) 641-3800

A Swiss Investments Fund www.swzfund.com	Annual Report

For the Year Ended
December 31, 2024

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2023, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, as resumed by the Board and as currently in effect, the Fund will pay a quarterly distribution stated in terms of a fixed amount of $0.12900 per share of the Fund’s common stock, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $8.60 as of October 31, 2023. In accordance with the policy, the Fund distributed on March 31, 2024, June 30, 2024, and September 18, 2024, $0.12900 per share to stockholders of record on March 18, 2024, June 18, 2024 and September 19, 2024, respectively. Commencing in December 2024, the Fund began making quarterly distributions pursuant to the policy of $0.1458 per share, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $9.72 per share as of October 31, 2024. In accordance with the policy, the Fund distributed on December 31, 2024, $0.1458 per share to stockholders of record on December 17, 2024.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board reviews the Fund’s managed distribution policy periodically and may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information  regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2024)

For the twelve-month period ended December 31, 2024, The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased by -3.09% in US dollars (“USD”) on a total return basis. For the same period, the Fund’s share price decreased by -2.49% in USD on a total return basis. This compares with a decrease of -1.55% in the Swiss Performance Index (the “Index” or the “SPI”) in USD.

Economic environment during the period under review

Global economic review
The global economy experienced modest growth in 2024 amidst easing inflation and shifting monetary policies. The year marked the beginning of an interest rate-cutting cycle across many major developed economies.

The US Federal Reserve (“Fed”) kept interest rates at a 23-year high in July, prompting concerns among investors that the Fed had waited too long to lower rates. This delay heightened fears of a potential hard landing or recession, particularly after weaker economic data and a lower-than-expected jobs report [was released in July]. The Fed started its monetary easing in September with a rate cut of 50 basis points, followed by additional reductions of 25 basis points in November and December. The presidential election victory of Donald Trump fuelled optimism, driven by expectations that his policy programme will lift growth, lower taxes and cut regulation. However, Donald Trump’s election victory also raised expectations that the Fed might be forced to keep interest rates higher for longer, as his proposed policies are likely to bring inflationary pressures.

The European Central Bank (“ECB”) continued its rate cutting cycle after cutting rates by 25 basis points in June, with additional rate cuts of 25 basis points in September, October, and December. While consumer demand showed signs of improvement, structural challenges in the manufacturing sector remain, pointing only to a gradual economic recovery. Meanwhile, political instability in Germany and France, coupled with fears of trade wars following Trump’s election, added to Europe’s economic uncertainty.

Market environment during the period under review
Global equities performed strongly in 2024, driven in part by global monetary easing, with falling interest rates boosting returns in equities. US equities led the gains, driven by heightened demand for stocks linked to Artificial Intelligence and positive market reactions to the election of Donald Trump. However, the year was also characterised by volatility, including a short equity market sell-off in early August, which led to declines in major indices such as the MSCI World Index. For

THE SWISS HELVETIA FUND, INC.

the rest of the year, indications by the Fed that sticky inflation may result in fewer cuts in 2025, and the concerns about the impacts of Trump’s proposed tariffs negatively impacted equity returns for emerging markets and Europe.

Fixed income markets experienced considerable volatility in 2024, primarily driven by geopolitical tensions, central bank decisions, and fluctuating inflation rates. The 10-year Treasury yield rose in the second half of 2024, finishing the year at 4.57%, suggesting market uncertainty regarding the Fed’s future actions amidst rising expectations that inflation may continue if President-elect Trump were to implement all his economic policies.

Worldwide equities, measured by the MSCI World Index, increased +19.22% in USD for the year 2024.

With respect to European equities, the MSCI Europe Index increased by +9.25% in EUR, whilst the increase in USD was +2.19% due to the strengthening of the USD.

Swiss equities, as measured by the SPI, increased by +6.18% in 2024 (in CHF, which translates to a -1.55% USD decrease). Within Switzerland, small and mid-cap companies, represented by the SPI Extra Index (the “SPIEX”), decreased by -3.73% (in CHF) and slightly underperformed the large cap companies’ segment. The total return for Swiss equities is below long-term average equity performance.

Within the SPI, Financials showed the strongest performance with an increase of +12.15%, followed by Consumer Discretionary (+6.59%), Real Estate (+5.66%), Industrials (+4.87%) and Health Care (+3.45%).

IMPORTANT INFORMATION CONCERNING
MANAGEMENT DISCUSSION AND ANALYSIS

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2024. The views expressed in this Management Discussion and Analysis section (the “MD&A”) are those of the Fund's portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroders Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change from time to time. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the year 2024 (GICS Sectors)

Source: Schroders, Blackrock Solutions / Aladdin Explore, as of December 31, 2024. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index or sub-indices.

Performance

The Fund’s NAV decreased by -3.09% in USD, which represents an underperformance after fees in comparison to the Index for the year under review.

For the full year of 2024 in Switzerland, the investment style characterized as value (MSCI Switzerland Value Index) outperformed growth (MSCI Switzerland Growth Index). Thus, the value bias applied by the Fund’s investment adviser was positive during the year. However, the bias towards small and mid-cap companies was slightly negative as the SPIEX underperformed the SMIC (SMI Total Return).

In terms of stock picking, the biggest contributors to the Fund’s relative performance came from overweights in Galderma, R&S, Swissquote, Sandoz, Accelleron, VZ Holding and SFS. Other

THE SWISS HELVETIA FUND, INC.

contributors to performance came from underweights in Straumann, Adecco and VAT.

On the other hand, overweights in ams-Osram, Tecan, Swatch, Kuehne & Nagel and Medacta, as well as underweights in ABB, Swiss Re, Holcim and SGS (the latter three being zero weights) had a negative impact on the Fund’s relative performance.

The Fund’s private equity position in Aravis Biotech contributed positively, whereas Spineart contributed slightly negatively to the Fund’s performance. Throughout 2024, the Fund’s two private equity positions in Selfrag and Eyesense were sold.

Portfolio changes

In total, there were 16 purchases and 28 sales of listed equities in 2024. As of December 31, 2024, there were 46 listed companies held by the Fund and 2 direct private equity investments, including two participations in private equity limited partnerships.

New Investments by the Fund

Also
Galderma
Georg Fischer
Straumann

Additions to Existing Investments

ABB
ams-Osram
Barry Callebaut
Comet
Helvetia
Kuehne und Nagel
Oerlikon
SFS
SIG
Sika
St. Galler Kantonalbank
UBS

Positions Entirely Disposed of

Forbo
Idorsia
SoftwareOne

Reductions in Existing Investments

Accelleron
Alcon
Aryzta
Baloise
BKW
Compagnie Financiere Richemont
DKSH
Givaudan
Julius Baer
Logitech
Lonza
Medacta
Nestle
Novartis
Partners Group
R&S
Roche
Sandoz
Sonova
Swiss Life
Swissquote
Tecan
VZ Holding
Ypsomed
Zurich Insurance

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in Also, Galderma, Georg Fischer and Straumann.

Also is a leading provider of information and communication technology solutions. Also offers hardware, software, cloud-based digital platforms, and additional IT services and solutions. Also’s end markets are growing rapidly as small, medium and large companies invest in services that Also offers due to the increased complexity of the overall IT environment. We believe Also will benefit from trends towards hybrid cloud solutions, as well as Artificial Intelligence.

Galderma is a leading dermatology specialist that went public on SIX Swiss Exchange on March 22, 2024. The Fund participated in the IPO of Galderma. We believe the business model of Galderma is convincing, and the end markets indicate good growth. IPOs of private equity-held companies can at times be unpredictable. However, after the announcement of the transaction details, our valuation model led us to conclude that the transaction would take place at an attractive price. Since its IPO in March, Galderma’s share price has nearly doubled, making it one of the strongest positive contributors to the Fund’s relative performance.

Georg Fischer is a quality industrial company. Over the past several years, its management has shifted the business focus towards the segment of piping, giving it less weight in the automotive industry. We believe Georg Fischer’s latest acquisition of Uponor could lead to synergy potential and, thus, improved profitability that should benefit shareholder value.

Straumann is a world leading player in the dental replacement and correction market. Straumann has in the past experienced strong growth, and it has diversified its business in terms of applications and geography. The Fund’s position was bought after some stock price weakness following its first quarter result.

The Fund sold its entire positions in Forbo, Idorsia and SoftwareOne.

Forbo was sold before it reported a disappointing first half result because of the challenging market environment for its two businesses. As a result of declining volumes, some factories ran below capacity. Management has stated that it addressed the issues, but we think Forbo will need more time until profits can grow again.

Idorsia was sold as it did not meet the expected progress in terms of sales of its main products.

SoftwareOne was sold due to governance and credibility issues in their mid-term growth guidance.

THE SWISS HELVETIA FUND, INC.

Outlook

We expect the global economy to continue to deliver growth in the region of 2.5-3% over the next couple of years. However, the relative stability of our global forecast masks some major shifts at the country level, as stronger growth in the US is expected to be offset by weaker growth elsewhere.

We continue to believe that expectations for the US economy are slightly pessimistic. Consumers are in good shape and, with the labor market cooling rather than collapsing, household spending should continue to drive growth. However, there is uncertainty about the policy outlook following the election of Donald Trump. We believe pro-growth policies, along with relatively mild supply-side measures, will boost growth to around 2.5% in 2025, with a slight acceleration to 2.7% in 2026. Faster growth may result in inflation remaining higher than previously assumed and that, after some more near-term easing, the focus of the Fed will turn to rate hikes in 2026.

We expect the eurozone economy to register some improvement in 2025/26, but from a low level. While consumers have benefited from lower inflation, sticky price pressures are likely to limit the room for further interest rate cuts. We think the ECB’s terminal rate will be 2.5%, higher than market expectations. Meanwhile, we believe there is no end in sight to the drag from the structural decline of European manufacturing.

In Switzerland, the State Secretary of Economic Affairs (“SECO”) reduced its estimates for GDP growth to 0.9% for 2024 (September forecast was 1.2%) and slightly reduced its forecast for 2025 to 1.5% (September forecast was 1.6%). Inflation forecasts have been further reduced to 1.1% for 2024 (September forecast was 1.2%) and 0.3% in 2025 (September forecast was 0.7%). This low inflation rate allowed the Swiss National Bank (“SNB”) to make the decision to lower interest rates by another 0.5% in December to 0.5%.

The overall environment for equities remains positive, supported by a low but stable GDP growth environment and declining interest rates. Although we expect the change in administration in the US to be positive for equity markets, there is a substantial risk that Trump’s policies could be far more aggressive than anticipated, potentially mired in stagflation for the US economy and pushing the rest of the world towards recession. Such developments could exacerbate macroeconomic divergences even further.

Regarding Swiss equities, two concerns arise:

1.	The potential impact of trade duties on exports to the US

2.	The development of the Swiss franc.

THE SWISS HELVETIA FUND, INC.

1.	US Trade Duties
The companies in the Fund’s portfolio derive approximately 27% of their revenue from the US, making it the most important market. Switzerland ranks as the second most important market and accounts for about 8% of revenue exposure. The composition of the Fund’s portfolio revenue exposure is illustrated in the following chart. The percentage represents the US revenue contribution to the Fund’s overall portfolio, while the colours indicate each company’s revenue share in the US.

As an example, Roche, one of the larger companies in the Fund’s portfolio, has a relatively high percentage of its total revenue from the US and accounts for one fifth, i.e., 5.8%, of the 27% of the Fund’s total revenue derived from the US. The purple colour indicates that between 40 to 50% of Roche’s revenue comes from the US.

US Exposure Breakdown by Security

Source: Schroders, Holdings as at 11 December 2024.

Although a 27% revenue share from the US may seem relatively high, much of this revenue is generated locally within the US rather than being imported.

2.	Swiss Franc: Stable Development in Real Terms
In nominal terms, the Swiss franc has consistently appreciated against other currencies. However, its development in real terms has remained stable over time. *According to the SNB, the trade-weighted Swiss franc index in real terms has been stable since 2012. We believe this stability implies that the significant nominal appreciation of approximately 40% over this period is largely attributable to differences in inflation levels. Consequently, we believe Swiss exporters are not disproportionately disadvantaged, as lower inflation in Switzerland offsets the effects of nominal appreciation, resulting in a neutral impact on export-oriented companies.

THE SWISS HELVETIA FUND, INC.

Trade weighted currency index – real, CPI-based vs. nominal

Source: Swiss National Bank, December 2011=100, 31 December 2024.

In summary, we believe the outlook for Swiss equities remains positive and neither potential US trade duties nor further nominal appreciation of the Swiss franc is expected to significantly impact the long-term attractiveness of the Fund’s investment universe. The resilience of Swiss companies, supported by stable real currency development and a limited exposure to import-dependent revenues, underscores their strong position in navigating external challenges.

* the nominal exchange rate looks just at the amount of foreign currency that the Swiss franc can buy: e.g. in 2007, one CHF bought 0.6 EUR, today one gets 1.07 EUR. However, inflation that has been faster in the Eurozone has eroded what one EUR bought – and the real exchange rate adjusts for that. Assume that in 2007 a small bottle of branded mineral water sold in a retail shop for 0.60 EUR in 2007. Now its price is 1.07. This devaluation is taken out of the real exchange rate to express what a basket of goods purchased abroad costs you in Swiss francs. The mineral water example is simplified, as it neglects the inflation that occurred in Switzerland: normally a bottle of water would also rise in price in Switzerland over time. However, inflation has been so low in Switzerland since 2007 that the example is not far from reality: the Swiss consumer price index at the end of 2007 was 100.37, and it fluctuated around the 100-level for an extended period until 2021, from where it started to rise in 2022 and 2023, to stand at 106.9 in November 2024.

THE SWISS HELVETIA FUND, INC.

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 12/31/2024

Net asset value returns	1 year	5 years	10 years
The Swiss Helvetia Fund, Inc.	-3.09%	4.28%	5.71%

Market price returns
The Swiss Helvetia Fund, Inc.	-2.49%	4.61%	5.86%

Index returns
Swiss Performance Index	-1.55%	5.20%	6.67%

Share price as of 12/31/2024
Net asset value			$8.95
Market price			$7.49

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Swiss Performance Index (SPI) is considered Switzerland's overall stock market index. It comprises practically all of the SIX Swiss Exchange-traded equity securities of companies that are domiciled in Switzerland or the Principality of Liechtenstein. You cannot invest directly in an index.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — 96.93%

Advertising — 0.51%

8,000	DKSH Holding AG	$594,096	0.51%
	An international
	marketing and services
	group. The company offers
	a comprehensive package
	of services that includes
	organizing and running
	the entire value chain
	for any product.
	(Cost $515,995)
		594,096	0.51%
Banks — 3.76%

1,500	St Galler Kantonalbank AG	724,138	0.62%
	St. Galler Kantonalbank AG
	is a Swiss Regional bank.
	The Bank offers retail and
	commercial banking as well
	as private and institutional
	banking. SGKB also provides
	asset management and
	financial planing services.
	The Bank offers its services
	in the Canton of St. Gall
	through a network
	of branches.
	(Cost $753,505)

119,100	UBS Group AG	3,644,296	3.14%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $1,678,908)
		4,368,434	3.76%

Biotechnology — 2.37%

10,801	Bachem Holding AG	690,072	0.59%
	Specializes in the
	development and
	manufacture of peptides
	and oligonucleotides.
	The company provides
	products for research,
	clinical development and
	commercial application to
	pharmaceutical and
	biotechnology companies.
	(Cost $827,767)

3,500	Lonza Group AG	2,069,296	1.78%
	Produces organic fine
	chemicals, biocides, active
	ingredients, and
	biotechnology products.
	(Cost $1,871,039)
		2,759,368	2.37%
Building Materials — 2.22%

10,850	Sika AG	2,583,647	2.22%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers worldwide.
	(Cost $2,185,048)
		2,583,647	2.22%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Chemicals — 1.51%

400	Givaudan SA	$1,750,510	1.51%
	Manufactures and markets
	fragrances and flavors
	from natural and synthetic
	ingredients. The Company
	sells its products to
	manufactures of perfumes,
	beverages, prepared foods,
	and consumer goods.
	(Cost $1,207,567)
		1,750,510	1.51%
Computers — 0.86%

12,000	Logitech International SA	993,633	0.86%
	Engages in the
	development and
	marketing of hardware and
	software products that
	enable or enhance digital
	navigation, music and video
	entertainment, gaming,
	social networking and audio
	and video communication.
	(Cost $162,698)
		993,633	0.86%
Diversified Financial Services — 3.78%

22,400	Julius Baer Group Ltd.	1,449,914	1.25%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $1,027,660)

4,600	Swissquote Group
	Holding SA	1,766,400	1.52%
	Through its subsidiaries,
	offers online financial
	services. The company
	operates an online trading
	system which offers
	customers real-time
	securities quotes on the
	Swiss Stock Exchange.
	(Cost $444,009)

7,412	VZ Holding AG	1,177,741	1.01%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $241,840)
		4,394,055	3.78%
Electric — 1.50%

10,500	BKW AG	1,740,248	1.50%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions for
	its clients.
	(Cost $706,806)
		1,740,248	1.50%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Electronic Components & Equipment — 4.75%

58,300	ABB Ltd.	$3,156,724	2.72%
	Provides power and
	automation technologies.
	The company operates
	under segments that
	include power products,
	power systems, automation
	products, process
	automation, and robotics.
	(Cost $1,894,633)

2,460	Comet Holding AG	674,549	0.58%
	Develops, produces, and
	distributes components
	and systems for x-ray tubes,
	vacuum condensers, and
	radio frequency, as well as
	other medical products.
	(Cost $550,724)

81,827	R&S Group Holding AG	1,683,944	1.45%
	Manufactures small and
	medium power and
	distribution transformers
	and other components in
	the utility, infrastructure,
	and industrial sectors.
	(Cost $930,540)
		5,515,217	4.75%

Food — 14.53%

1,189,000	Aryzta AG1	2,079,520	1.79%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $1,246,686)

950	Barry Callebaut AG	1,262,124	1.08%
	Manufactures cocoa and
	chocolate products. The
	Company markets to
	industrial food
	manufacturers, chocolatiers,
	pastry chefs, bakers, and
	retailers globally.
	(Cost $1,722,938)

164,000	Nestle SA	13,550,698	11.66%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $9,388,046)
		16,892,342	14.53%
Health Care — 2.77%

64,300	Sandoz Group AG	2,637,275	2.27%
	Manufactures and
	distributes generic and
	biosimilar medicines for the
	treatment of patients with
	diseases such as cancer,
	diabetes, and arthritis.
	(Cost $1,402,776)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Health Care — (continued)

1,600	Ypsomed Holding AG	$578,207	0.50%
	Develops and manufactures
	custom-made injection
	systems for pharmaceutical
	and bio-technology
	companies.
	(Cost $458,298)
		3,215,482	2.77%
Healthcare-Products — 6.62%

24,000	Alcon AG	2,036,524	1.75%
	Manufactures eye care
	products. The company
	produces and markets
	vitreoretinal and cataract
	surgery, contact lenses,
	and refractive
	technology products.
	(Cost $1,541,567)

6,600	Medacta Group SA	776,342	0.67%
	Produces and distributes
	medical devices. The
	company develops,
	manufactures, and
	distributes orthopedic
	and neurosurgical
	medical devices.
	(Cost $720,575)

6,848	SKAN Group AG	575,799	0.50%
	Provides health care
	supplies. The Company
	offers isolators,
	cleanroom devices, and
	decontamination processes
	for the aseptic production
	of the biopharmaceutical
	products.
	(Cost $530,142)

1,900	Sonova Holding AG	621,208	0.53%
	Designs and produces
	wireless analog and digital
	in-the-ear and behind-the-ear
	hearing aids and
	miniaturized voice
	communications systems.
	(Cost $289,598)

221,085	Spineart SA1,2,3	1,400,307	1.20%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to implant
	high-end products to
	simplify the surgical act.
	(Cost $1,554,486)

8,000	Straumann Holding AG	1,008,552	0.87%
	Straumann Holding AG
	develops, produces and
	sells dental implants. The
	company manufactures
	metal devices implantable
	in the jaw, in place of
	missing teeth, to which
	prosthetic teeth are attached.
	Straumann has subsidiaries
	throughout Europe and
	North America. The
	Company sells its
	products worldwide.
	(Cost $1,058,271)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare-Products — (continued)

5,700	Tecan Group AG	$1,274,284	1.10%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $785,966)
		7,693,016	6.62%
Healthcare-Services — 0.80%

11,300	Galenica AG	927,068	0.80%
	Retails pharmaceutical
	products, and services
	customers in Switzerland.
	The Company offers health,
	beauty, and related
	products and services.
	(Cost $902,693)
		927,068	0.80%
Industrials — 2.02%

1,252	Belimo Holding AG	828,220	0.71%
	Manufactures heating,
	ventilation and air
	conditioning equipment.
	(Cost $144,479)

4,976	Georg Fischer AG	376,940	0.32%
	Greorg Fischer AG is a
	global supplier in the safe
	transportation of liquids
	and gases, in the production
	of lightweight casting
	components and
	high-precision manufacturing
	technologies. Headquartered
	in Switzerland, it was founded
	in 1802. The company is
	located in over 30 countries.
	Georg fischer comprises of
	three divisions: GF Piping
	Systems, GF Casting
	Solutions, and GF Machining.
	(Cost $342,850)

296,000	OC Oerlikon
	Corp AG Pfaffikon	1,146,439	0.99%
	Manufactures industrial
	equipment. The Company
	produces protective
	coatings for precision
	tools and components,
	equipment for textile
	production, and propulsion
	technology drive systems.
	(Cost $2,794,324)
		2,351,599	2.02%
Information Technology — 0.48%

2,250	ALSO Holding AG	556,138	0.48%
	Wholesales information
	technology and consumer
	electronics products. The
	Company’s products
	include computer
	hardware and software.
	(Cost $637,460)
		556,138	0.48%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Insurance — 8.40%

6,100	Baloise Holding AG	$1,104,563	0.95%
	Offers group and individual
	life, health, accident,
	liability property, and
	transportation insurance
	to customers in Europe.
	The Company also offers
	private banking and asset
	management services.
	(Cost $939,592)

7,400	Helvetia Holding AG	1,219,928	1.05%
	Provides a broad range of
	life, casualty, liability,
	accident and transportation
	insurance in Switzerland
	and in other European
	countries. The Company
	insures individuals, property
	such as vehicles and
	buildings, and consumer
	goods and personal
	belongings
	(Cost $701,900)

2,700	Swiss Life Holding AG	2,084,326	1.79%
	Provides life insurance
	and institutional
	investment management.
	(Cost $754,171)

9,000	Zurich Insurance
	Group AG	5,350,841	4.61%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses, commercial
	enterprises, mid-sized and
	large corporations, and
	multinational companies.
	(Cost $2,889,300)
		9,759,658	8.40%
Machinery-Diversified — 0.80%

18,100	Accelleron Industries AG	932,712	0.80%
	Develops, produces, and
	services turbochargers
	and large turbocharging
	components. The Company
	offers turbocharging
	technologies and
	optimization solutions for
	engines thereby reducing
	the environmental impact
	with less fuel emissions.
	(Cost $324,399)
		932,712	0.80%
Metal Fabricate/Hardware — 1.37%

11,500	SFS Group AG	1,593,821	1.37%
	Provides automotive
	products, building and
	electronic components, flat
	roofing and solar fastening
	systems. The company
	operates production
	facilities in Asia, Europe
	and North America.
	(Cost $778,227)
		1,593,821	1.37%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Packaging & Containers — 1.90%

112,000	SIG Combibloc Group AG	$2,209,721	1.90%
	The company, through its
	subsidiaries, manufactures
	and produces bottling
	machines and systems for
	the food and beverage
	industries. The company
	serves customers
	worldwide.
	(Cost $1,687,112)
		2,209,721	1.90%
Pharmaceuticals — 24.17%

23,200	Galderma Group AG1	2,576,384	2.22%
	Delivers science-based
	portfolio of brands and
	services that span the full
	spectrum of self-care
	dermatology market
	through injectable
	aesthetics, dermatological
	skincare, and therapeutic
	dermatology. The company
	serves customerss worldwide.
	(Cost $1,367,362)

140,000	Novartis AG	13,702,620	11.79%
	One of the leading
	manufacturers of branded
	and generic
	pharmaceutical products.
	(Cost $6,851,499)

41,880	Roche Holding AG	11,807,272	10.16%
	Develops and
	manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription
	drugs to treat cardiovascular,
	infectious and autoimmune
	diseases and for other
	areas including dermatology
	and oncology.
	(Cost $7,268,153)
		28,086,276	24.17%
Private Equity — 2.74%

2,350	Partners Group
	Holding AG	3,189,517	2.74%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure and
	private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele
	of institutional investors.
	Partners Group is
	headquartered in
	Zug, Switzerland.
	(Cost $1,796,137)
		3,189,517	2.74%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

			Percent
No. of			of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Retail — 6.90%

43,400	Cie Financiere
	Richemont SA	$6,603,983	5.68%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $3,343,992)

40,000	Swatch Group AG –
	Registered Shares	1,416,828	1.22%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary to
	its various watch brand
	companies. The company
	also operates
	retail boutiques.
	(Cost $2,466,617)
		8,020,811	6.90%
Semiconductors — 0.44%

78,605	ams-OSRAM AG1	514,868	0.44%
	Designs and manufactures
	advanced sensor solutions.
	The company also delivers
	a broad range of
	technology solutions for
	consumer electronics and
	communication device
	manufactures.
	(Cost $2,267,243)
		514,868	0.44%

Transportation — 1.73%

8,767	Kuehne + Nagel
	International AG	2,010,243	1.73%
	Transports freight
	worldwide. The company
	operates sea, land, and
	rail freight transportation
	businesses and warehousing
	and distribution facilities.
	(Cost $2,358,281)
		2,010,243	1.73%
	Total Common Stock
	(Cost $76,313,879)	112,652,480	96.93%

Limited Partnership — 0.37%

Biotechnology — 0.37%

3,294,705	Aravis Biotech II,
	Limited Partnership[1,3,4]	427,248	0.37%
	Makes early stage venture
	investments in the
	biotechnology &
	pharmaceuticals industry.
	(Cost $213,885)
		427,248	0.37%
	Total Limited Partnership
	(Cost $213,885)	427,248	0.37%

	Total Investments[5]
	(Cost $76,527,764)	113,079,728	97.30%

	Other Assets
	Less Liabilities[5]	3,088,922	2.70%
	Net Assets	$116,168,650	100.00%

	Net Asset Value Per Share:
	($116,168,650 ÷ 12,990,705
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$8.94

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Spineart SA is priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  Aravis Biotech II, Limited Partnership was valued at net asset value as a practical expedient for fair value.  At the end of the period, the aggregate Fair Value of these securities amounted to $1,827,555 or 1.57% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$213,885
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,554,486
		$1,768,371

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value					Change in		Value
	as of	Gross	Gross	Corporate	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/23	Additions	Reductions	Actions	Gain/(Loss)	Gain/(Loss)	Income	12/31/24
Aravis Biotech II,
Limited Partnership	$997,278	$—	$—	$—	$—	$(570,030)	$—	$427,248
	$997,278	$—	$—	$—	$—	$(570,030)	$—	$427,248

[5]	All of the Fund’s investments and other assets are pledged as collateral in accordance with a credit agreement with U.S. Bank, National Association.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2024
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2024
Pharmaceuticals	24.17%
Food	14.53%
Insurance	8.40%
Retail	6.90%
Healthcare-Products	6.62%
Electronic Components & Equipment	4.75%
Diversified Financial Services	3.78%
Banks	3.76%
Health Care	2.77%
Private Equity	2.74%
Biotechnology	2.37%
Building Materials	2.22%
Industrials	2.02%
Packaging & Containers	1.90%
Transportation	1.73%
Chemicals	1.51%
Electric	1.50%
Metal Fabricate/Hardware	1.37%
Computers	0.86%
Healthcare - Services	0.80%
Machinery-Diversified	0.80%
Advertising	0.51%
Information Technology	0.48%
Semiconductors	0.44%
Biotechnology	0.37%
Other Assets Less Liabilities	2.70%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2024
Novartis AG	11.79%
Nestle SA	11.66%
Roche Holding AG	10.16%
Cie Financiere Richemont SA	5.68%
ZURICH INSURANCE GROUP AG	4.61%
UBS Group AG	3.14%
Partners Group Holding AG	2.74%
ABB Ltd	2.72%
Sandoz Group AG	2.27%
Sika AG	2.22%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $76,313,879)	$112,652,480
Investments in affiliated issuers, at value (cost $213,885)	427,248
Total Investments, at value (cost $76,527,764)	113,079,728
Cash and cash equivalents	1,374,325
Foreign currency (cost $750,921)	716,279
Tax reclaims receivable	1,269,807
Interest receivable	4,534
Prepaid expenses	17,566
Total assets	116,462,239

Liabilities:
Accrued Fees and Expenses:
Investment advisory	69,770
Directors	56,769
Audit	54,752
Miscellaneous	34,812
Officer	30,995
Legal	30,973
Custody	10,455
Credit facility interest	5,063
Total liabilities	293,589
Net assets	$116,168,650

Composition of Net Assets:
Par value	$12,991
Paid-in capital	82,695,148
Total distributable earnings	33,460,511
Net assets	$116,168,650
Net Asset Value Per Share:
($116,168,650 ÷ 12,990,705 shares outstanding,
$0.001 par value: 50 million shares authorized)	$8.94

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2024

Investment Income:
Dividend (less of foreign tax withheld of $468,216)	$2,956,651
Interest income	384,352
Total income	3,341,003
Expenses:
Investment advisory fees (Note 2)	878,685
Directors’	308,958
Officers	133,495
Administration (Note 3)	125,916
Legal (Note 3)	117,871
Delaware franchise tax	79,162
Printing and shareholder reports	77,526
Audit (Note 3)	54,747
LOC Commitment	53,358
Custody (Note 3)	53,084
Insurance	48,242
Transfer agency (Note 3)	34,848
Miscellaneous	32,008
Listing fees	25,000
Interest	281
Total expenses	2,023,181
Net investment income	1,317,822
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Translations:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,492,117)
Foreign currency transactions	(235,972)
Total net realized gain (loss) from unaffiliated
issuers and foreign currency transactions	(2,728,089)
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(1,592,320)
Investments in affiliated issuers	(570,030)
Foreign currency translations	(168,541)
Total net change in unrealized appreciation (depreciation) from
unaffiliated and affiliated issuers, and foreign currency translations	(2,330,891)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Translations	(5,058,980)
Net Increase in Net Assets from Operations	$(3,741,158)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Cash Flows	For the Year Ended December 31, 2024

Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$(3,741,158)
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash
provided by operating activities:
Purchases of investments	(10,463,686)
Proceeds from sales of investments	17,754,283
Decrease in tax reclaims receivable	161,212
Increase in dividends and interest receivable	(4,085)
Increase in other assets	2,353
Decrease in payable to Adviser	(6,909)
Decrease in accrued expenses and other liabilities	(37,127)
Net realized losses from investments	2,492,117
Net change in unrealized (appreciation) depreciation from investments	2,162,350
Net cash provided by operating activities	8,319,350

Cash flows from financing activities:
Distributions paid to common shareholders	(6,921,448)
Repurchase of common stock	—
Net cash used in financing activities	(6,921,448)
Net change in cash	$1,397,902

Cash:
Beginning of period*	692,702
End of period*	$2,090,604

Cash financing activities not included herein consist of interest paid	73,521

*  Cash included in the Statement of Cash Flows comprise of foreign currency and Money Market Deposit Account.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,317,822	$896,303
Total net realized gain (loss) from unaffiliated and
affiliated issuers and foreign currency transactions	(2,728,089)	4,057,172
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated issuers,
foreign currency and foreign currency translations	(2,330,891)	13,879,622
Net increase (decrease) in net assets from operations	(3,741,158)	18,833,097
Distributions to Stockholders:
From earnings	(1,423,836)	(5,796,462)
From return of capital	(5,497,612)	(691,968)
Total distributions to stockholders	(6,921,448)	(6,488,430)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	—	(1,687,724)
Total decrease from capital share transactions	—	(1,687,724)
Total increase (decrease) in net assets	(10,662,606)	10,656,943
Net Assets:
Beginning of period	126,831,256	116,174,313
End of period	$116,168,650	$126,831,256

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2024	2023	2022	2021	2020
Per Share Operating Performance:
Net asset value at the beginning of year	$9.76	$8.80	$11.50	$10.45	$9.71
Income from Investment Operations:
Net investment income[1]	0.10	0.07	0.07	0.05	0.05
Net realized and unrealized
gain (loss) on investments[2]	(0.39)	1.36	(2.15)	1.58	1.24
Total from investment activities	(0.29)	1.43	(2.08)	1.63	1.29
Anti-dilutive effect of common
share repurchase program	—	0.03	— [4]	—	0.01
Less Distributions:
Net investment income	(0.11)	(0.17)	(0.06)	(0.06)	(0.08)
Net realized gains	—	(0.28)	(0.16)	(0.09)	—
Return of Capital	(0.42)	(0.05)	(0.40)	(0.43)	(0.48)
Total distributions	(0.53)	(0.50)	(0.62)	(0.58)	(0.56)
Net asset value at end of year	$8.94	$9.76	$8.80	$11.50	$10.45
Market value per share at the end of year	$7.49	$8.20	$7.56	$9.94	$8.94
Total Investment Returns:[3,5]
Based on market value per share	-2.49%	15.48%	-17.62%	18.25%	14.18%
Based on net asset value per share	-3.20%	16.92%	-17.97%	16.09%	14.29%
Ratios to Average Net Assets:[6]
Net expenses	1.61%[7]	1.66%[7]	1.68%[7]	1.40%	1.80%
Gross expenses	1.61%[7]	1.66%[7]	1.68%[7]	1.40%	1.80%
Net investment income	1.05%	0.73%	0.74%	0.48%	0.48%
Supplemental Data and Ratios
Net assets at end of year (000’s)	$116,169	$126,831	$116,174	$151,912	$138,040
Average net assets during the year (000’s)	$125,526	$123,139	$123,684	$144,019	$125,666
Portfolio turnover rate	9%	14%	15%	11%	12%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gains and losses.
[3]
Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[4]	Less than 0.5 cents per share.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.05% for the years ended December 31, 2022 and December 31, 2023.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

In accordance with Rule 2a-5 under the Act, the Fund’s Board of Directors (the “Board”) has designated the Fund’s investment adviser, Schroder Investment Management North America Inc., as the Fund’s valuation designee (the “Valuation Designee”) for purposes of determining fair value in good faith of securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable (a “Fair Value”). The Valuation Designee may use the Fund’s fair valuation procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Valuation Designee values its investments. After consideration of various factors, the Valuation Designee may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Valuation Designee determines their Fair Value. The aggregate value of these investments amounted to $1,400,307, or 1.20% of the Fund’s net assets at December 31, 2024 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2024:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$111,252,173	$—	$1,400,307	$—	$112,652,480
Limited Partnership	—	—	—	427,248	427,248
Total Investments in Securities	$111,252,173	$—	$1,400,307	$427,248	$113,079,728

*	Please see the Schedule of Investments for industry classifications.
**
As of December 31, 2024, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Valuation Designee to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about certain Level 3 Fair Value Measurements
	Value at
	December 31, 2024	Valuation Technique	Unobservable Inputs	Range[1]
Healthcare-Products
Spineart SA—Common Shares	$1,400,307	Market approach	Based on listed trading
			multiples, cross checked to
			secondary share purchase
			with additional discount
			for lack of marketability	15-25%
Total	$1,400,307

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2023	$1,341,160	$5,178	$1,346,338
Change in Unrealized Appreciation/Depreciation	3,066,195	1,927,020	4,993,215
Net Realized Gain (Loss)	(3,005,586)	(1,932,198)	(4,937,784)
Gross Purchases	—	—	—
Gross Sales	(1,462)	—	(1,462)
Transfer out of Level 3	—	—	—
Balance as of December 31, 2024	$1,400,307	$—	$1,400,307
Change in unrealized appreciation (depreciation) during the period
for Level 3 investments held at December 31, 2024	60,637	—	60,637

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund did not hold any derivative instruments during the year ended December 31, 2024.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

E. Distributions
The Fund makes distributions at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2024, June 30, 2024 and September 30, 2024, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid quarterly distributions of $0.12900 per share of the Fund’s common stock to all stockholders of record as of March 19, 2024, June 18, 2024 and September 19, 2024, respectively. On December 31, 2024, in accordance with the Fund’s managed distribution policy, the Fund paid a distribution of $0.1458 per share of the Fund’s common stock to all stockholders of record as of December 17, 2024.

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 63% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Note 3—Other Service Providers
Equiniti Trust Company, LLC is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended		For the Year Ended
	December 31, 2024		December 31, 2023
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	—	—	(205,045)	(1,687,724)
Repurchased from Tender Offer	—	—	—	—
Net Increase/(Decrease)	—	$—	(205,045)	$(1,687,724)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2024 and 2023 were as follows:

	2024	2023
Ordinary Income	$1,423,836	$2,489,577
Return of Capital	5,497,612	691,968
Long-Term Capital Gains	—	3,306,885
Total	$6,921,448	$6,488,430

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2024.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2024, the Fund had $1,301,006 in long term capital gain carryover.

At December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$78,268,859
Unrealized appreciation	42,630,452
Unrealized depreciation	(7,819,583)
Net unrealized appreciation	34,810,869
Net unrealized on foreign currency	(49,352)
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated losses	(1,301,006)
Total distributable earnings	$33,460,511

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales, investments in partnerships and PFICs.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2024:

Record Date	Payable Date	Ordinary Income	Return of Capital	ST Cap Gains	LT Cap Gains	Total Distribution
3/19/24	3/28/24	$0.02653705	$0.10246295	$—	$—	$0.12900
6/18/24	6/28/24	0.02653705	0.10246295	—	—	0.12900
9/19/24	9/30/24	0.02653705	0.10246295	—	—	0.12900
12/17/24	12/31/24	0.02999304	0.11580696	—	—	0.14580
		$0.10960421	$0.42319579	$—	$—	$0.53280

There were no reclassifications made between total distributable earnings and paid-in capital.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021.

On December 10, 2021, the Board approved the Fund’s stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

On December 15, 2022, the Board approved the Fund’s stock repurchase program for 2023 of up to 250,000 shares of common stock. During the year ended December 31, 2023, the Fund repurchased 205,045 shares of its capital stock in the open market at a cost of $1,687,724. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.32%.

On December 8, 2023, the Board approved the Fund’s stock repurchase program for 2024 of up to 250,000 shares of common stock. During the year ended December 31, 2024, the Fund did not repurchase shares of its capital stock.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

Note 7—Capital Commitments
As of December 31, 2024, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$3,586,207	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2024. The Swiss franc/U.S. dollar exchange rate as of December 31, 2024 was used for conversion and equaled 0.9063 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2024 were $10,463,686 and $17,754,283, respectively.

Note 9—Credit Facility
The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022 and amended March 29, 2023 and March 27, 2024, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. For the period January 1, 2023 through March 28, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. For the period March 29, 2023 through December 31, 2024, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.00%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.350% of the unused amount of the credit facility if the used amount of the credit facility is less than 50% of the credit facility or (ii) 0.200% of the unused amount of the credit facility if the used amount of the credit facility is 50% or more of the credit facility. The credit facility will terminate on March 26, 2025. The Fund has pledged its assets as collateral to secure its obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of the assets pledged to secure its obligations under the credit agreement. As of December 31, 2024, the amount of total outstanding borrowings under the credit agreement was $0.

For the year ended December 31, 2024, the Fund’s activity under the credit facility activity was as follows:

Maximum Amount	Average Daily	Maximum Amount	Interest	Commitment	Weighted Average
Available	Borrowings	Outstanding	Expense	Fee	Interest Rate
$15,000,000	$4,615	$1,678,000	$281	$53,359	6.10%

Note 10—New Accounting Pronouncement
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund(s). The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

Note 11—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, except as disclosed below, no adjustments or additional disclosures were deemed to be required to the financial statements as of December 31, 2024.

On February 21, 2025, the Fund held a special meeting (the “Meeting”) of the Fund’s stockholders to consider and vote upon (1) an investment advisory agreement between the Fund and Bulldog Investors, LLP; (2) replacement of the Fund’s fundamental investment objective of capital appreciation by investing in equity and equity-linked securities of Swiss companies with a non-fundamental investment objective of providing long-term total return; and (3) changes to the Fund’s fundamental investment restrictions in order to expand the types of investments the Fund can make to meet its new investment objective. All proposals were approved at the Meeting. Further to the above, the Fund’s Board of Directors intends to authorize the sale of substantially all of the Fund’s portfolio securities and to declare a special cash distribution (consisting substantially or entirely of long-term capital gains) equal to approximately 30% of the Fund’s net assets.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Swiss Helvetia Fund, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2024, the related statements of operations  and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and other issuers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 3, 2025

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (212) 641-3800 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (212) 641-3800 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.  The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2024, were $0.26 and $0.01 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/24
3,424,867	468,216	0.26363981	0.00901060	12,990,705

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2024.

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities
	Member of the	Cactus Trading since 1990	Fund since 2018
Age: 81	Audit Committee (2018);
Member of the
Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities
	Member and	Senior Advisor, Markston	Fund since 2018; Director of
Age: 57	Chair of the Audit	International LLC until 2019; Director,	DMF (BNY Mellon Municipal
	Committee (2017);	Market Strategist and Head of	Income, Inc.) since 2024, FAX (Aberdeen
	Lead Independent	Proprietary Trading (London Branch),	Asia Pacific Income Fund) and
	Director (2018)	Landesbank Berlin AG and	FCO (Aberdeen Global Income Fund)
		Landesbank Berlin Holding AG	since 2018; Director of IAF (Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Australia Equity Fund) since 2004;
		from 1996 to 2013	Director of Aberdeen Greater China
Fund until 2018; Chairman and
Director of Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Partner, Bulldog Investors, LLP;	President and Director of Special
	(2017) and	Partner, Ryan Heritage, LLP;	Opportunities Fund, Inc. since
Age: 58	Chairman (2018)	Principal of the former general partner	2009; Trustee, Crossroads
		of several private investment	Liquidating Trust (formerly,
		partnerships in the Bulldog	Crossroads Capital, Inc.) from
		Investors group of private funds;	2015-2020; President and Trustee of
		Principal of the managing general	High Income Securities Fund since
		partner of Bulldog Investors	2018; Director, Brookfield DTLA
		General Partnership	Fund Office Trust Investor Inc.
since 2017, and BNY Mellon
Municipal Income, Inc. since 2024

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

	Position(s)		Other Directorships
Name,	with Fund	Principal Occupation(s)	Held By Director
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years
Class III
Phillip F. Goldstein	Director (2018);	Partner of Bulldog Investors, LLP	Chairman and Director of The
	Member and	since 2009; Partner of Ryan	Mexico Equity and Income Fund,
Age: 80	Chair of the	Heritage, LLP; Principal of the former	Inc. since 2000; Chairman,
	Governance/	general partner of several private	Director and Secretary of Special
	Nominating	investment partnerships in the	Opportunities Fund, Inc. since
	Committee (2018)	Bulldog Investors group of private	2009; Chairman, Trustee and Secretary
		funds since 2009; Principal of the	of High Income Securities Fund since
		managing general partner of	2018; Director of Brookfield DTLA
		Bulldog Investors General Partnership	Fund Office Trust Investor Inc.
since 2017 and BNY Mellon Municipal
Income, Inc. since 2024;
MVC Capital, Inc. from
2012-2020; Trustee of Crossroads
Liquidating Trust (formerly,
Crossroads Capital, Inc.) from
2016-2020
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and
	Member of the	The Mexico Equity and Income Fund,	Income Fund, Inc. since 2001;
Age: 87	Audit Committee	Inc. from 2001 through March 31,	Special Opportunities Fund, Inc.
	(2018); Member	2020 and Special Opportunities	since 2009; Fiera Capital Series Trust
	and Chair of the	Fund, Inc. from 2009 through	from 2017-2023; Trustee of High
	Pricing Committee	March 31, 2020; Managing Director	Income Securities Fund since 2018;
	(2018)	of Hellerman Associates (a financial	MVC Capital, Inc. from
		and corporate consulting firm)	2003-2020; Trustee of Crossroads
		since 1993 (which terminated	Liquidating Trust (formerly, Crossroads
		activities as of December 31, 2013)	Capital, Inc.) from 2017-2020

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2024.

Officers[2]
Name,	Position(s)	Term of Office and	Principal Occupation(s)
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years
Andrew Dakos	President and	President and Chief	Partner, Bulldog Investors, LLP;
	Chief Executive	Executive Officer since 2019;	Partner, Ryan Heritage, LLP;
Age: 58	Officer; Director	Chairman since 2018;	Principal of the former general
	and Chairman.	Director since 2017	partner of several private
investment partnerships in the
Bulldog Investors group of private
funds; Principal of the managing
general partner of Bulldog
Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,
	Officer		Bulldog Investors, LLP;
Age: 56			Chief Financial Officer
and Treasurer of Special
Opportunities Fund; Treasurer
of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief
	Officer		Compliance Officer of Bulldog
Age: 54			Investors, LLP; Chief Compliance
Officer of Ryan Heritage, LLP,
High Income Securities
Fund, Special Opportunities Fund,
Inc., and Mexico Equity and
Income Fund, Inc.; Principal of The
Law Office of Stephanie Darling;
Editor-in-Chief of The
Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog
Investors, LLP
Age: 56

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by Equiniti Trust Company, LLC, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Equiniti Trust Company, LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: Equiniti Trust Company, LLC, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

the Plan on the basis of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director

[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(212) 641-3800

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
Equiniti Trust Company, LLC
48 Wall Street, Floor 23
New York, NY 10005
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to the Fund, other registered investment companies, private funds and segregated accounts. SIMNA Inc. is part of a global asset management firm with approximately $1,042.7 billion in assets under management and administration as of September 30, 2024.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(212) 641-3800

For inquiries and reports:
(212) 641-3800
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

(This Page Intentionally Left Blank.)

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit Committee of the Board, are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were not applicable.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2024	FYE 12/31/2023
( a ) Audit Fees	$50,000	$50,000
( b ) Audit-Related Fees	$-	$-
( c ) Tax Fees	$5,500	$5,500
( d ) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2024	FYE 12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2024	FYE 12/31/2023
Registrant	$5,500	$5,500
Registrant’s Investment Adviser	$-	$-

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee  are as follows: Moritz Sell, Gerald Hellerman and Richard Dayan.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies in accordance with Adviser’s proxy voting guidelines and procedures (the
“Voting Guidelines”) that provide as follows:

The Adviser treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems most likely to protect and enhance the longer term value of the security as an asset to the account. The Adviser has a Proxy Committee consisting of investment professionals and other officers which is responsible for ensuring compliance with its proxy voting policy. That committee includes input from all offices including affiliated advisers. The actual voting of proxies is carried out by Schroder Investment Management Ltd., the UK affiliate of the Adviser. When voting proxies, the Adviser and its affiliates follow the Proxy Voting Policy (the “Policy”) and Voting Guidelines. The Voting Guidelines sets forth positions on recurring issues and criteria for addressing nonrecurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy are documented. The Adviser uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. The Adviser bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between the Adviser’s interests and those of its clients. Those conflicts are managed in accordance with the procedures set out in the Policy. If the Adviser receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the Global Head of Equities. The proxy will be voted as follows: – If a proposal or aspect of the meeting business is specifically addressed by the Policy, the Adviser will vote or act in accordance with the Policy unless the Adviser considers it is in the best interests of clients to depart from the Policy. In that case or if the proposal or meeting business is not specifically covered by the Policy, the Adviser may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against the Adviser’s own interest in the matter – If the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of our proxy voting processing and research service); or (b) obtain approval of the decision from the Adviser’s Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by the Adviser. If the third-party recommendation is unavailable, we will not vote. A copy of the entire Proxy Voting Policy and information as to specific votes are available to clients upon request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc (Schroders plc and its subsidiaries are collectively referred to herein as “Schroders”). SIMNA is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Sustainable Swiss Equity Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science from the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap
Fund, the Schroder (CH) Swiss Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund (ex UK) and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts from the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2024:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$186,483,271	None	None
Other Accounts	3	$995,089,499	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$352,209,363	None	None
Other Accounts	4	$909,123,176	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieve by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison (including among others the Swiss Performance Index) in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/24 – 7/31/24	N/A	N/A	N/A	N/A
8/1/24 – 8/31/24	N/A	N/A	N/A	N/A
9/1/24 – 9/30/24	N/A	N/A	N/A	N/A
10/1/24 – 10/31/24	N/A	N/A	N/A	N/A
11/1/24 – 11/30/24	N/A	N/A	N/A	N/A
12/1/24 – 12/31/24	N/A	N/A	N/A	N/A
Total
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)
The Registrant’s [Principal Executive Officer] and [Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)
Change in the registrant’s independent public accountant.  Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)
A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended December 31, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on March 4, 2019. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Swiss Helvetia Fund, Inc.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date    3/7/25

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date    3/7/25

By (Signature and Title)*    /s/Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date    3/7/25

* Print the name and title of each signing officer under his or her signature.